UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund:  BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
     Officer, BlackRock MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 11/30/2008

Date of reporting period: 12/01/2007 - 05/31/2008

Item 1 -   Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

----------------------------------------------

      BlackRock MuniYield                              BLACKROCK
      New Jersey Fund, Inc. (MYJ)

      SEMI-ANNUAL REPORT
      MAY 31, 2008 | (UNAUDITED)

----------------------------------------------

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

================================================================================

Table of Contents

--------------------------------------------------------------------------------
                                                                            Page
--------------------------------------------------------------------------------

A Letter to Shareholders ................................................      3
Semi-Annual Report:
Fund Summary ............................................................      4
The Benefits and Risks of Leveraging ....................................      5
Swap Agreements .........................................................      5
Financial Statements:
   Schedule of Investments ..............................................      6
   Statement of Assets and Liabilities ..................................     10
   Statement of Operations ..............................................     10
   Statements of Changes in Net Assets ..................................     11
Financial Highlights ....................................................     12
Notes to Financial Statements ...........................................     13
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ...     17
Officers and Directors ..................................................     21
Additional Information ..................................................     21


2           BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

A Letter to Shareholders

Dear Shareholder

For much of the reporting period, investors grappled with the repercussions of the credit crisis that surfaced last summer, and with the effects of a weakening economy and surging energy and food prices. These factors were offset by the positive impact from robust export activity, strength in the non-financial corporate sector and monetary and fiscal stimuli.

Amid the market turbulence, the Federal Reserve Board (the "Fed") initiated a series of moves to restore liquidity and bolster financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Also of significance were its other policy decisions, which included extending use of the discount window to broker-dealers and investment banks and backstopping the rescue of ill-fated Bear Stearns. Notably, on April 30, the Fed dropped previous references to downside growth risks and added more emphasis on inflationary pressures, indicating the central bankers have likely concluded the current cycle of monetary easing.

Nevertheless, the Fed's response to the financial crisis helped to ease credit turmoil and investor anxiety. Since hitting a low point on March 17, following the collapse of Bear Stearns, stocks appreciated 10% (through May 30). Most international markets, which had outperformed U.S. stocks for some time, saw a reversal in that trend, as the troubled credit situation and downward pressures on growth fanned recession fears.

In fixed income markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad "flight-to-quality" theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to a low of 3.34% in March 2008 before rising to 4.06% by May 31 as investors grew more risk tolerant and shifted out of Treasury issues in favor of stocks and other high-quality fixed income sectors. Tax-exempt issues underperformed throughout most of the reporting period, pressured by problems among municipal bond insurers and the freeze in the market for auction rate securities. However, the final two months saw a firmer tone in the municipal market, as investors took advantage of unusually high yields.

On the whole, results for the major benchmark indexes generally reflected heightened investor risk aversion:

Total Returns as of May 31, 2008                                                      6-month   12-month
---------------------------------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                                           (4.47%)   (6.70%)
---------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                            (1.87)   (10.53)
---------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       (5.21)    (2.53)
---------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                      1.49      6.89
---------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           1.44      3.87
---------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)      1.81     (1.08)
---------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

================================================================================

Fund Summary as of May 31, 2008

--------------------------------------------------------------------------------
Investment Objective
--------------------------------------------------------------------------------

      BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      For the six months ended May 31, 2008, the Fund returned 7.36% based on market price and (0.02%) based on net asset value ("NAV"). For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (1.23%) on a NAV basis. All returns reflect reinvestment of dividends. The Fund's outperformance resulted primarily from its relatively neutral duration position, which proved beneficial during a period of rising tax-exempt interest rates. A generally high credit quality profile also benefited comparative results, as credit spreads remained wide.

            The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
Fund Information
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange ................................       MYJ
Initial Offering Date ............................................   May 1, 1992
Yield on Closing Market Price as of May 31, 2008 ($14.30)(1) .....      4.87%
Tax Equivalent Yield(2) ..........................................      7.49%
Current Monthly Distribution per share of Common Stock(3) ........     $0.058
Current Annualized Distribution per share of Common Stock(3) .....     $0.696
Leverage as of May 31, 2008(4) ...................................       39%
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

(2)   Tax equivalent yield assumes the maximum federal tax rate of 35%.

(3)   The distribution is not constant and is subject to change.

(4) As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock ("Preferred Stock") and Tender Option Bond Trusts ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                        5/31/08    11/30/07     Change      High        Low
--------------------------------------------------------------------------------
Market Price ........   $ 14.30   $    13.66       4.69%  $  14.83   $   12.97
Net Asset Value .....   $ 14.80   $    15.18      (2.50%) $  15.54   $   13.88
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

Sector                                                      5/31/08     11/30/07
--------------------------------------------------------------------------------
Education ...............................................     20%          18%
Hospital ................................................     18           17
Transportation ..........................................     17           17
City, County, State .....................................     12           13
Industrial & Pollution Control ..........................      7            7
Housing .................................................      6            6
Lease Revenue ...........................................      6            6
Water & Sewer ...........................................      5            7
Tax Revenue .............................................      4            4
Tobacco .................................................      3            3
Power ...................................................      2            2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Quality Allocations(5)
--------------------------------------------------------------------------------

Credit Rating                                               5/31/08     11/30/07
--------------------------------------------------------------------------------
AAA/Aaa .................................................     53%          60%
AA/Aa ...................................................     16           12
A/A .....................................................     14           12
BBB/Baa .................................................     13           14
BB/Ba ...................................................      1            1
Not Rated ...............................................      3            1
--------------------------------------------------------------------------------

(5) Using the higher of Standard & Poor's or Moody's Investors Service ratings.


4           BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

The Benefits and Risks of Leveraging

The Fund utilizes leverage to seek to enhance the yield and NAV of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's NAV will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund's Common Stock may also decline.

In addition, the Fund may from time to time leverage its assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund's assets, the Fund's investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund's NAV per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Stock in an amount up to 50% of its total managed assets at the time of issuance. The Fund also anticipates that its total economic leverage, which includes Preferred Stock and TOBs, will not exceed 50% of its total managed assets. As of May 31, 2008, the Fund had economic leverage of 39% of its total managed assets.

--------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index.

Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008        5

================================================================================

Schedule of Investments May 31, 2008 (Unaudited)

                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)       Value
--------------------------------------------------------------------------------
New Jersey -- 130.5%
--------------------------------------------------------------------------------
Burlington County, New Jersey, Bridge Commission
Revenue Bonds (Governmental Leasing Program),
5.25%, 8/15/12 (a)                                       $  1,000   $ 1,090,150
--------------------------------------------------------------------------------
Delaware River and Bay Authority Revenue Bonds,
5%, 1/01/33 (b)                                             1,500     1,510,320
--------------------------------------------------------------------------------
Delaware River Joint Toll Bridge Commission of New
Jersey and Pennsylvania, Bridge Revenue Refunding
Bonds, 5%, 7/01/21                                          2,010     2,064,350
--------------------------------------------------------------------------------
Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds, 6%, 1/01/19 (c)                   7,860     8,214,879
--------------------------------------------------------------------------------
Essex County, New Jersey, Improvement Authority
Revenue Bonds, Series A, 5%, 10/01/13 (a)(d)                2,620     2,861,643
--------------------------------------------------------------------------------
Garden State Preservation Trust of New Jersey, Capital
Appreciation Revenue Bonds, Series B (c):
   5.12%, 11/01/23 (e)                                      6,860     3,271,603
   5.25%, 11/01/28 (e)                                      4,540     1,633,220
   Series A, 5.80%, 11/01/22                                4,300     4,839,306
--------------------------------------------------------------------------------
Gloucester County, New Jersey, Improvement Authority,
Solid Waste Resource Recovery, Revenue Refunding
Bonds (Waste Management Inc. Project):
   AMT, Series B, 7%, 12/01/29                              1,180     1,229,678
   Series A, 6.85%, 12/01/29                                2,000     2,079,880
--------------------------------------------------------------------------------
Hudson County, New Jersey, COP, Refunding, 6.25%,
12/01/16 (b)                                                1,500     1,760,610
--------------------------------------------------------------------------------
Hudson County, New Jersey, Improvement Authority,
Facility Lease Revenue Refunding Bonds (Hudson
County Lease Project), 5.375%, 10/01/24 (d)                 4,500     4,547,295
--------------------------------------------------------------------------------
Jackson Township, New Jersey, School District,
GO, 5%, 4/15/12 (a)(d)                                      6,840     7,354,094
--------------------------------------------------------------------------------
Middlesex County, New Jersey, Improvement Authority,
County-Guaranteed Revenue Bonds (Golf
Course Projects):
   5.25%, 6/01/22                                           1,455     1,558,058
   5%, 6/01/29                                              3,050     3,140,768
--------------------------------------------------------------------------------
Middlesex County, New Jersey, Improvement Authority,
Senior Revenue Bonds (Heldrich Center
Hotel/Conference Project), Series A, 5%, 1/01/20              970       881,468
--------------------------------------------------------------------------------
Middlesex County, New Jersey, Pollution Control
Financing Authority, Revenue Refunding Bonds
(Amerada Hess Corporation), 6.05%, 9/15/34                  1,500     1,496,895
--------------------------------------------------------------------------------

                                                            Par
Municipal Bonds                                            (000)        Value
--------------------------------------------------------------------------------
New Jersey (continued)
--------------------------------------------------------------------------------
Monmouth County, New Jersey, Improvement
Authority, Governmental Loan Revenue
Refunding Bonds (f):
   5%, 12/01/11 (a)                                      $  2,085   $ 2,239,623
   5%, 12/01/15                                             1,215     1,274,341
   5%, 12/01/16                                             1,280     1,342,515
--------------------------------------------------------------------------------
Morristown, New Jersey, Parking Authority Revenue
Bonds, 4.50%, 8/01/37 (b)                                     585       559,336
--------------------------------------------------------------------------------
New Jersey EDA, Cigarette Tax Revenue Bonds,:
   5.625%, 6/15/19                                          1,720     1,715,064
   5.75%, 6/15/29 (g)                                       2,000     2,101,780
   5.75%, 6/15/29 (h)                                       1,895     1,956,322
   5.50%, 6/15/31 (h)                                         370       378,181
   5.75%, 6/15/34 (h)                                         755       775,483
--------------------------------------------------------------------------------
New Jersey EDA, EDR (Masonic Charity Foundation
of New Jersey):
   5.25%, 6/01/24                                           1,425     1,474,747
   5.25%, 6/01/32                                             685       695,823
--------------------------------------------------------------------------------
New Jersey EDA, First Mortgage Revenue Bonds
(Fellowship Village Project), Series C,
5.50%, 1/01/28                                              1,500     1,459,620
--------------------------------------------------------------------------------
New Jersey EDA, First Mortgage Revenue
Refunding Bonds:
   (Fellowship Village), Series A, 5.50%, 1/01/18           1,250     1,254,062
   (Fellowship Village), Series A, 5.50%, 1/01/25           3,500     3,458,595
   (The Winchester Gardens at Ward Homestead
   Project), Series A, 5.75%, 11/01/24                      2,500     2,529,250
   (The Winchester Gardens at Ward Homestead
   Project), Series A, 5.80%, 11/01/31                      2,000     1,975,680
--------------------------------------------------------------------------------
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/33 (b)                        14,000    14,435,540
--------------------------------------------------------------------------------
New Jersey EDA, Revenue Bonds:
   (Department of Human Services), 5%, 7/01/12                220       234,529
   (Saint Barnabas Project), Series A, 6.30%,
   7/01/24 (b)(e)                                           3,850     1,723,299
--------------------------------------------------------------------------------
New Jersey EDA, School Facilities Construction
Revenue Bonds:
   Series O, 5.25%, 3/01/23                                 2,400     2,527,920
   Series P, 5%, 9/01/15                                    3,000     3,281,070
   Series P, 5.25%, 9/01/16                                 3,115     3,433,446
   Series U, 5%, 9/01/37 (f)                                2,000     2,048,980
--------------------------------------------------------------------------------
New Jersey EDA, Water Facilities Revenue Bonds
(New Jersey-American Water Company, Inc. Project),
AMT, Series A:
   5.25%, 11/01/32 (f)                                      1,000       983,730
   6.875%, 11/01/34 (d)                                     6,670     6,749,640
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Abbreviations
--------------------------------------------------------------------------------

To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list on the right.

AMT    Alternative Minimum Tax (subject to)
CABS   Capital Appreciation Bonds
COP    Certificates of Participation
EDA    Economic Development Authority
EDR    Economic Development Revenue Bonds
GO     General Obligation Bonds
M/F    Multi-Family
S/F    Single-Family

See Notes to Financial Statements.


6           BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

                                     (Percentages shown are based on Net Assets)

                                                          Par
Municipal Bonds                                          (000)         Value
--------------------------------------------------------------------------------
New Jersey (continued)
--------------------------------------------------------------------------------
New Jersey EDA, Water Facilities Revenue Refunding
Bonds (United Water of New Jersey, Inc.), Series B,
4.50%, 11/01/25 (f)                                   $    4,500   $  4,473,000
--------------------------------------------------------------------------------
New Jersey Environmental Infrastructure Trust
Revenue Bonds (Environmental Infrastructure),
Series A, 5.25%, 9/01/10 (a)                               3,000      3,218,160
--------------------------------------------------------------------------------
New Jersey Health Care Facilities Financing
Authority, Health System Revenue Bonds (Catholic
Health East), Series A, 5.375%, 11/15/12 (a)               1,100      1,208,493
--------------------------------------------------------------------------------
New Jersey Health Care Facilities Financing
Authority Revenue Bonds:
   (Children's Specialized Hospital), Series A,
   5.50%, 7/01/36                                          1,540      1,434,002
   (Hunterdon Medical Center), Series A,
   5.125%, 7/01/35                                         1,950      1,920,419
   (Meridian Health), Series I, 5%, 7/01/38 (g)            1,000      1,011,810
   (Pascack Valley Hospital Association),
   6.625%, 7/01/36 (i)                                     1,845      1,192,793
   (Robert Wood University), 5.70%, 7/01/20 (f)            4,000      4,191,880
   (Somerset Medical Center), 5.50%, 7/01/33               1,875      1,573,556
   (South Jersey Hospital), 6%, 7/01/12 (a)                6,640      7,373,521
   (Southern Ocean County Hospital), 5.125%,
   7/01/31 (g)                                             2,000      1,938,080
--------------------------------------------------------------------------------
New Jersey Health Care Facilities Financing
Authority, Revenue Refunding Bonds:
   (Atlantic City Medical Center), 5.75%,
   7/01/12 (a)                                             1,060      1,166,996
   (Atlantic City Medical Center), 6.25%,
   7/01/12 (a)                                               500        561,835
   (Atlantic City Medical Center), 6.25%, 7/01/17            520        562,458
   (Atlantic City Medical Center), 5.75%, 7/01/25          1,125      1,156,613
   (Capital Health System Inc.), Series A,
   5.75%, 7/01/23                                          1,650      1,685,590
   (Hackensack University Medical Center),
   5.25%, 1/01/36 (g)                                      1,000      1,036,540
   (Meridian Health System Obligation Group),
   5.25%, 7/01/19 (c)                                      1,500      1,544,730
   (Meridian Health System Obligation Group),
   5.375%, 7/01/24 (c)                                     2,250      2,311,785
   (Meridian Health System Obligation Group),
   5.25%, 7/01/29 (c)                                      2,195      2,246,714
   (Saint Barnabas Health Care System), Series A,
   5%, 7/01/29                                             4,155      3,892,446
   (Saint Barnabas Health Care System), Series B,
   5.92%, 7/01/30 (e)                                      2,000        434,260
   (Saint Barnabas Health Care System), Series B,
   5.72%, 7/01/36 (e)                                      1,500        209,670
   (Saint Barnabas Health Care System), Series B,
   5.18%, 7/01/37 (e)                                     13,250      1,712,297
   (South Jersey Hospital System), 5%, 7/01/36             1,385      1,352,259
   (South Jersey Hospital System), 5%, 7/01/46             1,650      1,584,627
--------------------------------------------------------------------------------

                                                          Par
Municipal Bonds                                          (000)         Value
--------------------------------------------------------------------------------
New Jersey (continued)
--------------------------------------------------------------------------------
New Jersey State Educational Facilities Authority
Revenue Bonds:
   (Georgian Court College Project), Series C,
   6.50%, 7/01/13 (a)                                 $    2,000   $  2,317,620
   (Rider University), Series C, 5%, 7/01/37 (h)           1,750      1,737,977
   (Rowan University), Series C, 5%,
   7/01/14 (a)(b)                                          1,955      2,147,020
   (Rowan University), Series C, 5.125%,
   7/01/14 (a)(b)                                          2,165      2,392,498
--------------------------------------------------------------------------------
New Jersey State Educational Facilities Authority,
Revenue Refunding Bonds:
   (Gregorian Court University), Series D,
   5.25%, 7/01/37                                          1,000        970,930
   (Montclair State University), Series L, 5%,
   7/01/14 (a)(b)                                          5,305      5,826,057
   (Princeton University), Series A, 5%, 7/01/30           2,600      2,690,792
   (Ramapo College), Series I, 4.25%, 7/01/31 (f)            750        683,025
   (Ramapo College), Series I, 4.25%, 7/01/36 (f)            810        726,700
   (Rider University), 5%, 7/01/17 (h)                     1,000      1,014,330
   (Rider University), Series A, 5.50%, 7/01/23 (h)        1,255      1,310,923
   (Rider University), Series A, 5.25%, 7/01/34 (h)        1,450      1,466,486
   (Rowan University), Series B, 5%, 7/01/24 (g)           1,800      1,905,192
   (Rowan University), Series B, 5%, 7/01/27 (g)           1,250      1,306,362
   (Stevens Institute of Technology), Series A,
   5%, 7/01/27                                             2,200      2,137,982
--------------------------------------------------------------------------------
New Jersey State Higher Education Assistance
Authority, Student Loan Revenue Bonds, AMT,
Series A, 5.30%, 6/01/17 (f)                               3,170      3,205,155
--------------------------------------------------------------------------------
New Jersey State Highway Authority, Garden State
Parkway General Revenue Refunding Bonds, 5.625%,
1/01/10 (a)                                                2,500      2,655,625
--------------------------------------------------------------------------------
New Jersey State Housing and Mortgage Finance
Agency, Home Buyer Revenue Bonds, AMT (b):
   Series CC, 5.80%, 10/01/20                              4,515      4,625,663
   Series U, 5.60%, 10/01/12                               2,550      2,590,698
--------------------------------------------------------------------------------
New Jersey State Housing and Mortgage Finance
Agency, M/F Revenue Bonds, AMT, Series A, 4.90%,
11/01/35 (d)                                               1,500      1,363,410
--------------------------------------------------------------------------------
New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Bonds, AMT, Series U,
4.95%, 10/01/32                                              700        663,005
--------------------------------------------------------------------------------
New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Refunding Bonds,
AMT, Series T, 4.65%, 10/01/32                             4,945      4,396,649
--------------------------------------------------------------------------------
New Jersey State Transit Corporation, COP (Federal
Transit Administration Grants), Series B,
5.75%, 9/15/14                                             3,620      3,889,183
--------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund
Authority, Transportation System Revenue Bonds:
   Series A, 5.50%, 12/15/21                               3,525      3,978,949
   Series C, 5.05%, 12/15/35 (e)(f)                        4,140        976,005
   Series D, 5%, 6/15/20                                   4,555      4,827,753
--------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund
Authority, Transportation System Revenue
Refunding Bonds, Series B, 5.50%, 12/15/21 (b)             5,865      6,646,218
--------------------------------------------------------------------------------
New Jersey State Turnpike Authority, Turnpike
Revenue Bonds, Series B, 5.15%, 1/01/35 (e)(f)             4,870      3,536,545
--------------------------------------------------------------------------------

See Notes to Financial Statements.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008        7

================================================================================

                                     (Percentages shown are based on Net Assets)

                                                          Par
Municipal Bonds                                          (000)         Value
--------------------------------------------------------------------------------
New Jersey (concluded)
--------------------------------------------------------------------------------
Newark, New Jersey, Housing Authority, Port
Authority-Port Newark Marine Terminal, Additional
Rent-Backed Revenue Refunding Bonds (City of Newark
Redevelopment Projects), 4.375%, 1/01/37 (b)          $    3,750  $   3,558,150
--------------------------------------------------------------------------------
Perth Amboy, New Jersey, GO (Convertible CABS),
Refunding (c)(m):
   4.739%, 7/01/33                                         1,575      1,303,439
   4.744%, 7/01/34                                         1,925      1,591,763
--------------------------------------------------------------------------------
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, 93rd Series,
6.125%, 6/01/94                                            5,000      5,703,900
--------------------------------------------------------------------------------
Rahway Valley Sewerage Authority, New Jersey, Sewer
Revenue Bonds, CABS, Series A, 4.87%,
9/01/31 (b)(e)                                             6,000      1,785,540
--------------------------------------------------------------------------------
Salem County, New Jersey, Improvement
Authority Revenue Bonds (Finlaw State Office
Building Project) (c):
   5.375%, 8/15/28                                           500        535,375
   5.25%, 8/15/38                                            500        524,520
--------------------------------------------------------------------------------
South Jersey Port Corporation of New Jersey,
Revenue Refunding Bonds:
   4.75%, 1/01/18                                          4,280      4,396,887
   4.85%, 1/01/19                                          2,485      2,553,338
   5%, 1/01/20                                             2,000      2,059,320
--------------------------------------------------------------------------------
Tobacco Settlement Financing Corporation of New
Jersey, Asset-Backed Revenue Bonds:
   7%, 6/01/13 (a)                                         3,010      3,526,998
   5.75%, 6/01/32                                          1,820      1,957,556
--------------------------------------------------------------------------------
Tobacco Settlement Financing Corporation of New
Jersey, Asset-Backed Revenue Refunding Bonds:
   Series 1A, 5%, 6/01/41                                  2,500      1,932,350
   Series 1B, 5.65%, 6/01/41 (e)                           5,100        428,094
--------------------------------------------------------------------------------
Union County, New Jersey, Utilities Authority,
Senior Lease Revenue Refunding Bonds (Ogden Martin
System of Union, Inc.), AMT, Series A (f):
   5.375%, 6/01/17                                         1,585      1,601,405
   5.375%, 6/01/18                                         1,175      1,185,281
--------------------------------------------------------------------------------
University of Medicine and Dentistry of New Jersey,
Revenue Bonds, Series A (f):
   5.50%, 12/01/18                                           945      1,000,084
   5.50%, 12/01/19                                         1,900      2,010,751
   5.50%, 12/01/20                                         1,870      1,979,002
   5.50%, 12/01/21                                         1,435      1,518,646
                                                                  --------------
                                                                    274,278,478

--------------------------------------------------------------------------------
Puerto Rico -- 5.6%
--------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31 (g)             3,000      3,349,380
--------------------------------------------------------------------------------
Puerto Rico Industrial, Tourist, Educational,
Medical and Environmental Control Facilities
Revenue Bonds:
   (Cogeneration Facility-AES Puerto Rico Project),
   AMT, 6.625%, 6/01/26                                    1,900      1,950,502
   (University Plaza Project), Series A,
   5%, 7/01/33 (b)                                         2,500      2,513,650
--------------------------------------------------------------------------------

                                                          Par
Municipal Bonds                                          (000)         Value
--------------------------------------------------------------------------------
Puerto Rico (concluded)
--------------------------------------------------------------------------------
Puerto Rico Municipal Finance Agency, GO,
Series A, 5%, 8/01/21 (c)                             $    3,750  $   3,948,075
                                                                  --------------
                                                                     11,761,607

--------------------------------------------------------------------------------
U.S. Virgin Islands -- 2.6%
--------------------------------------------------------------------------------
Virgin Islands Government Refinery Facilities,
Revenue Refunding Bonds (Hovensa Coker Project),
AMT, 6.50%, 7/01/21                                        3,500      3,591,525
--------------------------------------------------------------------------------
Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery),
AMT, 5.875%, 7/01/22                                       1,900      1,870,417
                                                                  --------------
                                                                      5,461,942
--------------------------------------------------------------------------------
Total Municipal Bonds
(Cost -- $286,927,945) -- 138.7%                                    291,502,027
================================================================================

================================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (j)
--------------------------------------------------------------------------------
New Jersey -- 13.9%
--------------------------------------------------------------------------------
Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A, 5.75% 11/1/28 (c)                                5,460      6,421,724
--------------------------------------------------------------------------------
New Jersey State Housing and Mortgage Finance
Agency, Capital Fund Program Revenue Bonds,
Series A, 4.70% 11/01/25 (c)                               7,175      7,137,737
--------------------------------------------------------------------------------
New Jersey State Educational Facilities Authority
Revenue Bond, 5% 7/1/35 (c)                                6,115      6,320,552
--------------------------------------------------------------------------------
New Jersey EDA, School Facilities Construction
Revenue Bonds, Series L, 5% 3/01/30 (c)                    5,800      5,938,051
--------------------------------------------------------------------------------
Port Authority of New York & New Jersey, Revenue
Bonds, One Hundred Fifty-Second Series,
5.75% 11/1/30                                              3,300      3,499,518
--------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts
(Cost -- $28,238,050) -- 13.9%                                       29,317,582
================================================================================

================================================================================

Short-Term Securities                                     Shares
--------------------------------------------------------------------------------
CMA New Jersey Municipal Money Fund,
1.35% (k)(l)                                          25,310,335     25,310,335
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $25,310,335) -- 12.0%                                       25,310,335
================================================================================
Total Investments (Cost -- $340,476,330*) -- 164.6%                 346,129,944

Other Assets Less Liabilities -- 0.5%                                   969,328

Liability for Trust Certificates, Including
Interest Expense and Fees Payable -- (8.5%)                         (17,808,860)

Preferred Stock, at Redemption Value -- (56.6%)                    (119,042,333)
                                                                  --------------
Net Assets Applicable to Common Stock -- 100.0%                   $ 210,248,079
                                                                  ==============
See Notes to Financial Statements.


8           BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       MAY 31, 2008

================================================================================

Schedule of Investments (concluded)

                                     (Percentages shown are based on Net Assets)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $323,096,771
                                                                   =============
      Gross unrealized appreciation ............................   $ 10,932,196
      Gross unrealized depreciation ............................     (5,694,023)
                                                                   -------------
      Net unrealized appreciation ..............................   $  5,238,173
                                                                   =============

(a) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)   MBIA Insured.

(c)   FSA Insured.

(d)   FGIC Insured.

(e) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.

(f)   AMBAC Insured.

(g)   Assured Guaranty Insured.

(h)   Radian Insured.

(i)   Illiquid security.

(j) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(k)   Represents the current yield as of report date.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net       Dividend
      Affiliate                                           Activity      Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                22,897,797   $ 105,421
      --------------------------------------------------------------------------

(m) Represents a step bond. Rate shown reflects the effective yield at the time of purchase.

o Effective December 1, 2007, the Fund adopted Financial Accounting Standard Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities

      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of May 31, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                                                 Investments in
      Valuation Inputs                                             Securities
      --------------------------------------------------------------------------
      Level 1 ..................................................   $ 25,310,335
      Level 2 ..................................................    320,819,609
      Level 3 ..................................................             --
      --------------------------------------------------------------------------
      Total                                                        $346,129,944
                                                                   =============

See Notes to Financial Statements.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008        9

================================================================================

Statement of Assets and Liabilities

May 31, 2008 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
      Assets
----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $315,165,995) ....................................................   $  320,819,609
Investments at value -- affiliated (cost -- $25,310,335) .......................................................       25,310,335
Cash ...........................................................................................................           21,001
Interest receivable ............................................................................................        5,327,064
Investments sold receivable ....................................................................................          105,000
Prepaid expenses ...............................................................................................           18,628
                                                                                                                   ---------------
Total assets ...................................................................................................      351,601,637
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Accrued Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Investments purchased payable ..................................................................................        3,433,095
Income dividends payable -- Common Stock .......................................................................          823,788
Investment advisory fees payable ...............................................................................          137,304
Interest expense and fees payable ..............................................................................           13,860
Officer's and Directors' fees payable ..........................................................................            2,683
Other affiliates payable .......................................................................................            2,393
Other accrued expenses payable .................................................................................          103,102
                                                                                                                   ---------------
Total accrued liabilities ......................................................................................        4,516,225
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Other Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Trust certificates(1) ..........................................................................................       17,795,000
                                                                                                                   ---------------
Total Liabilities ..............................................................................................       22,311,225
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $0.05 per share
   (2,400 Series A Shares and 1,500 Series B Shares) and $0.10
   per share (860 Series C Shares) authorized, issued and
   outstanding at $25,000 per share liquidation preference .....................................................      119,042,333
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock ..........................................................................   $  210,248,079
                                                                                                                   ===============

----------------------------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock Shareholders Consist of
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.10 per share (14,203,242 shares issued and outstanding) .............................   $    1,420,324
Paid-in capital in excess of par ...............................................................................      203,960,129
Undistributed net investment income ............................................................................        1,520,805
Accumulated net realized loss ..................................................................................       (2,306,793)
Net unrealized appreciation/depreciation .......................................................................        5,653,614
                                                                                                                   ---------------
Net Assets, $14.80 net asset value per share of Common Stock ...................................................   $  210,248,079
                                                                                                                   ===============

Statement of Operations

Six Months Ended May 31, 2008 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
      Investment Income
----------------------------------------------------------------------------------------------------------------------------------
Interest .......................................................................................................   $    7,680,625
Dividends from affiliates ......................................................................................          105,421
                                                                                                                   ---------------
Total income ...................................................................................................        7,786,046
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Expenses
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ............................................................................................          821,668
Commissions for Preferred Stock ................................................................................          134,600
Professional ...................................................................................................           65,603
Accounting services ............................................................................................           46,917
Printing .......................................................................................................           24,394
Transfer agent .................................................................................................           13,416
Directors ......................................................................................................            8,974
Custodian ......................................................................................................            8,440
Registration ...................................................................................................            5,835
Miscellaneous ..................................................................................................           42,594
                                                                                                                   ---------------
Total expenses excluding interest expense and fees .............................................................        1,172,441
Interest expense and fees(2) ...................................................................................           44,695
                                                                                                                   ---------------
Total expenses .................................................................................................        1,217,136
Less fees waived by advisor ....................................................................................          (25,361)
                                                                                                                   ---------------
Total expenses after waiver ....................................................................................        1,191,775
                                                                                                                   ---------------
Net investment income ..........................................................................................        6,594,271
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Realized and Unrealized Loss
----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
   Investments .................................................................................................         (446,673)
   Forward starting swaps ......................................................................................          (46,813)
                                                                                                                   ---------------
                                                                                                                         (493,486)
                                                                                                                   ---------------
Net change in unrealized appreciation/depreciation on investments ..............................................       (4,287,898)
                                                                                                                   ---------------
Total realized and unrealized loss .............................................................................       (4,781,384)
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
      Dividends and Distributions to Preferred Stock Shareholders From
----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................................       (2,095,325)
Net realized gain ..............................................................................................          (31,683)
                                                                                                                   ---------------
Total dividends and distributions to Preferred Stock shareholders ..............................................       (2,127,008)
                                                                                                                   ---------------
Net Decrease in Net Assets Resulting from Operations ...........................................................   $     (314,121)
                                                                                                                   ===============

(1) Represents short-term floating rate certificates issued by tender option bond trusts.

(2)   Related to tender option bond trusts.

See Notes to Financial Statements.


10          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Statements of Changes in Net Assets

                                                                                                Six Months
                                                                                                  Ended
                                                                                                 May 31,         Year Ended
                                                                                                  2008          November 30,
Increase (Decrease) in Net Assets:                                                             (Unaudited)         2007
-----------------------------------------------------------------------------------------------------------------------------
      Operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income ....................................................................   $     6,594,271   $  14,402,279
Net realized gain (loss) .................................................................          (493,486)      1,589,868
Net change in unrealized appreciation/depreciation .......................................        (4,287,898)    (12,322,831)
Dividends and distributions to Preferred Stock shareholders from:
   Net investment income .................................................................        (2,095,325)     (4,053,487)
   Net realized gain .....................................................................           (31,683)             --
                                                                                             --------------------------------
Net decrease in net assets applicable to Common Stockholders resulting from operations ...          (314,121)       (384,171)
                                                                                             --------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      Dividends and Distributions to Common Stock Shareholders from
-----------------------------------------------------------------------------------------------------------------------------
Net investment income ....................................................................        (4,942,728)     (9,885,456)
Net realized gain ........................................................................           (80,276)             --
                                                                                             --------------------------------
Decrease in net assets resulting from dividends and distributions to Common Stock
   shareholders ..........................................................................        (5,023,004)     (9,885,456)
                                                                                             --------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable to Common Stock ..................................        (5,337,125)    (10,269,627)
Beginning of period ......................................................................       215,585,204     225,854,831
                                                                                             --------------------------------
End of period ............................................................................   $   210,248,079   $ 215,585,204
                                                                                             ================================
End of period undistributed net investment income ........................................   $     1,520,805   $   1,964,587
                                                                                             ================================

See Notes to Financial Statements.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       11

================================================================================

Financial Highlights

                                                       Six Months
                                                          Ended
                                                         May 31,                           Year Ended November 30,
                                                          2008           -----------------------------------------------------------
                                                       (Unaudited)         2007         2006        2005         2004        2003
------------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................  $     15.18       $   15.90   $   15.37   $   15.25    $   15.39   $   14.84
                                                       -----------------------------------------------------------------------------
Net investment income(1) ............................         0.46            1.01        1.00        1.01         1.06        1.05
Net realized and unrealized gain (loss) .............        (0.33)          (0.74)       0.54        0.18        (0.14)       0.52
Dividends and distributions to Preferred Stock
   shareholders from:
   Net investment income ............................        (0.15)          (0.29)      (0.25)      (0.16)       (0.08)      (0.06)
   Net realized gain ................................           --(2)           --          --          --           --          --
                                                       -----------------------------------------------------------------------------
Net increase (decrease) from investment operations ..        (0.02)          (0.02)       1.29        1.03         0.84        1.51
                                                       -----------------------------------------------------------------------------
Dividends and distributions to Common Stock
   shareholders from:
   Net investment income ............................        (0.35)          (0.70)      (0.76)      (0.91)       (0.96)      (0.96)
   Net realized gain ................................        (0.01)             --          --          --           --          --
                                                       -----------------------------------------------------------------------------
Total dividends and distributions to Common Stock
   shareholders .....................................        (0.36)          (0.70)      (0.76)      (0.91)       (0.96)      (0.96)
                                                       -----------------------------------------------------------------------------
Capital changes with respect to issuance of shares ..           --              --          --          --(2)     (0.02)         --
                                                       -----------------------------------------------------------------------------
Net asset value, end of period ......................  $     14.80       $   15.18   $   15.90   $   15.37    $   15.25   $   15.39
                                                       =============================================================================
Market price, end of period .........................  $     14.30       $   13.66   $   15.47   $   14.38    $   14.73   $   14.34
                                                       =============================================================================

------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Return(3)
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ............................        (0.02%)(4)       0.11%       8.83%       7.08%        5.84%      10.81%
                                                       =============================================================================
Based on market price ...............................         7.36%(4)       (7.41%)     13.17%       3.72%        9.72%       8.90%
                                                       =============================================================================

------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets Applicable to
      Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding interest
   expense and fees(5,6) ............................         1.09%(7)        1.10%       1.09%       1.09%        1.02%       1.02%
                                                       =============================================================================
Total expenses after waiver(5) ......................         1.13%(7)        1.27%       1.44%       1.39%        1.24%       1.21%
                                                       =============================================================================
Total expenses(5) ...................................         1.15%(7)        1.28%       1.44%       1.39%        1.25%       1.22%
                                                       =============================================================================
Net investment income(5) ............................         6.25%(7)        6.56%       6.50%       6.47%        6.94%       6.94%
                                                       =============================================================================
Dividends to Preferred Stock shareholders ...........         1.99%(7)        1.85%       1.65%       1.05%        0.50%       0.40%
                                                       =============================================================================
Net investment income to Common Stock shareholders ..         4.26%(7)        4.71%       4.85%       5.42%        6.44%       6.54%
                                                       =============================================================================

------------------------------------------------------------------------------------------------------------------------------------
   Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of
   period (000) .....................................  $   210,248       $ 215,585   $ 225,855   $ 218,250    $ 216,618   $ 218,642
                                                       =============================================================================
Preferred Stock outstanding at liquidation
   preference, end of period (000)...................  $   119,000       $ 119,000   $ 119,000   $ 119,000    $ 119,000   $  97,500
                                                       =============================================================================
Portfolio turnover ..................................            7%             18%          9%         32%          14%         26%
                                                       =============================================================================
Asset coverage end of period (000) ..................  $     2,767       $   2,812   $   2,898   $   2,834    $   2,820   $   3,242
                                                       =============================================================================

(1)   Based on average shares outstanding.

(2)   Amount is less than $(0.01) per share.

(3) Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(4)   Aggregate total investment return.

(5)   Do not reflect the effect of dividends to Preferred Stock shareholders.

(6) Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(7)   Annualized.

See Notes to Financial Statements.


12          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal Investments are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Short-term securities are valued at amortized cost. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps, in which the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The Fund generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund's transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of May 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $29,317,582, the related liability for trust certificates was $17,795,000 and the range of interest rates was 1.67% to 2.291%.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       13

================================================================================

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOBs likely will adversely affect the Fund's investment income and dividends to Common Stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps and when-issued securities), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to holders of Preferred Stock are accrued and determined as described in Note 4.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective May 30, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended November 30, 2004 through November 30, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to that Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.


14          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Fund's net assets, plus the proceeds from the issuance of Preferred Stock and TOBs.

The Advisor has agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended May 31, 2008, the Fund reimbursed the Advisor $2,593 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2008 were $23,394,989 and $29,863,540, respectively.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 2008 and the year ended November 30, 2007 remained constant.

Preferred Stock

Preferred Stock of the Fund has a par value of $0.05 per share (Series A and Series B Shares) and $0.10 per share (Series C Shares) and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles its holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at May 31, 2008 were as follows:
Series A, 3.454%, Series B, 2.559% and Series C, 2.589%. Shares issued and outstanding during the six months ended May 31, 2008 and the year ended November 30, 2007 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the six months ended May 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions of $82,660.

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for each successive dividend period until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock for Series A and B, is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Stock for Series C is the higher of 110% plus or multiplied by the Telerate/BBA LIBOR; or 90% of the Kenny S&P 30-day High-Grade Index rate divided by 1.00 minus the marginal tax rate. During the six months ended May 31, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for the Fund for the six months ended May 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                       Low      High     Average
--------------------------------------------------------------------------------
Series A ........................................    2.559%    4.356%     3.460%
Series B ........................................    2.589%    4.356%     3.487%
Series C ........................................    2.800%    5.198%     3.864%
--------------------------------------------------------------------------------

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any of its auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.559% to 5.198%. A failed auction is not an event of default for the Fund but it is a liquidity event for the holders of the Preferred Stock. A failed auction occurs when there are more sellers of a fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for the Fund's Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Stock may not have the ability to sell the Preferred Stock at its liquidation preference.

The Fund may not declare dividends or make other distributions on Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       15

================================================================================

Notes to Financial Statements (concluded)

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, (b) change the Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Capital Loss Carryforward:

On November 30, 2007, the Fund had a capital loss carryforward of $1,019,340, of which $779,784 expires in 2008 and $239,556 expires in 2012. This amount will be available to offset future realized capital gains.

6. Concentration Risk:

The Fund's investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the issuer will meet its obligation.

7. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.058000 per share on July 1, 2008 to shareholders of record on June 16, 2008.

The dividends declared on Preferred Stock for the period June 1, 2008 to June 30, 2008 were as follows: Series A, $117,252; Series B, $72,296 and Series C, $56,435.

On June 2, 2008, the Fund announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                       Redemption    Shares to be     Aggregate
Series                                    Date         Redeemed         Price
--------------------------------------------------------------------------------
   A ..............................     6/26/2008         288        $ 7,200,000
   B ..............................     6/25/2008         180        $ 4,500,000
   C ..............................     6/24/2008         103        $ 2,575,000
--------------------------------------------------------------------------------

The Fund financed the Preferred Stock redemptions with cash received from TOB transactions.


16          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the BlackRock MuniYield New Jersey Fund, Inc. (the "Fund") met in April and May 2008 to consider approving the continuation of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of the Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, secondary market support services, oversight of fund accounting, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of equity brokerage commissions and execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, an independent third party, with the management fees of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies;
(e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of the Fund, including comparisons of the Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and (i) the Fund's performance for the past one-, three-and five-year periods, when applicable, as well as the Fund's performance compared to its Peers.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       17

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees (including the related benefits to BlackRock of "soft dollars") and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meeting on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

I. Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative or non-investment advisory services provided to the Fund. In this regard, the Advisors and their affiliates provided the Fund with such administrative, transfer agency, shareholder and other services, as applicable (exclusive of, and in addition to, any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Fund websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund's historic performance and the Fund's performance compared to its Peers. More specifically, the Fund's one-, three- and five-year total returns (when applicable) were evaluated relative to its respective Peers (including of the Peers' median performance).

The Board reviewed a narrative analysis of the Peer rankings prepared by Lipper and reviewed by BlackRock at the Board's request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that in general the Fund performed better than its Peers in that its performance was at or above the median in at least two for the one-, three- and five-year periods reported.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.


18          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund's current management fee structure and the Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided to the closed-end investment companies managed by the Advisors to the management fees charged by the Advisors to other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to separately managed accounts and open-end funds in general and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund's Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services. The Board noted that these payments were less than the Advisors' costs for providing these services, if applicable. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       19

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

E. Economies of Scale: In reviewing the Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund's shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

II. Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that the Fund's fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.


20          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
Common Stock and Preferred Stock:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

================================================================================

Additional Information

--------------------------------------------------------------------------------
Dividend Policy
--------------------------------------------------------------------------------

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

--------------------------------------------------------------------------------
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
Electronic Delivery
--------------------------------------------------------------------------------

Electronic copies of most financial reports are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       21

================================================================================

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
Deposit Securities
--------------------------------------------------------------------------------

Effective May 30, 2008, following approval by the Fund's Board and the applicable ratings agencies, the definition of "Deposited Securities" in the Fund's Articles Supplementary was amended in order to facilitate the redemption of the Fund's Preferred Stock. The following phrase was added to the definition of "Deposit Securities" found in the Fund's Articles Supplementary:

      ; provided, however, that solely in connection with any redemption of AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

--------------------------------------------------------------------------------
Section 19 Notice
--------------------------------------------------------------------------------

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and source for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Fiscal Year to Date                  Percentage of Fiscal Year to Date
                                            Cumulative Distributions by Character          Cumulative Distributions by Character
                                       ----------------------------------------------   -------------------------------------------
                                                        Net                                             Net
                                          Net        Realized     Return    Total Per      Net       Realized   Return    Total Per
                                       Investment     Capital       of       Common     Investment    Capital     of        Common
                                         Income        Gains     Capital      Share       Income       Gains    Capital     Share
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniYield New Jersey
   Fund, Inc.                          $    0.348   $ 0.005652        --   $ 0.353652       98%         2%         --        100%
-----------------------------------------------------------------------------------------------------------------------------------


22          BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008

================================================================================

Additional Information (concluded)

--------------------------------------------------------------------------------
BlackRock Privacy Principles
--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------
Proxy Voting Policy
--------------------------------------------------------------------------------

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.


            BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.      MAY 31, 2008       23

GO
[PAPERLESS LOGO]
      It's Fast, Convenient, & Timely!

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniYield New Jersey Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #16381-5/08

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Investments
           (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
           (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - As of May 31, 2008
           (a) Not Applicable
           (b) Effective March 1, 2008, Fred K. Stuebe joined the Registrant's portfolio management team. Messrs. Theodore R. Jaeckel, Jr. and Walter O'Connor, previously identified in response to paragraph (a) of this item in the Registrant's most recent annual report, continue as members of the Registrant's portfolio management team.

           (a)(1) BlackRock MuniYield New Jersey Fund, Inc. is managed by a team of investment professionals. As of March 1, 2008, the lead members of the team are Fred K. Stuebe, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel, Mr. O'Connor and Mr. Stuebe are responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selecting the Fund's investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Stuebe has been the Fund's portfolio manager since 2008.

           Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a portfolio manager with BlackRock or MLIM since 1989.

           (a)(2) As of May 31, 2008:

           -----------------------------------------------------------------------------------------------------------
                                                                              (iii) Number of Other Accounts and
                               (ii) Number of Other Accounts Managed           Assets for Which Advisory Fee is
                                     and Assets by Account Type                       Performance-Based
           -----------------------------------------------------------------------------------------------------------
                                Other                                         Other
             (i) Name of      Registered    Other Pooled                   Registered    Other Pooled
              Portfolio       Investment     Investment       Other        Investment     Investment       Other
               Manager        Companies       Vehicles       Accounts      Companies       Vehicles       Accounts
           -----------------------------------------------------------------------------------------------------------
           Fred K. Stuebe         10              0              0             0               0              0
           -----------------------------------------------------------------------------------------------------------
                            $3.21 Billion        $0             $0             $0             $0             $0
           -----------------------------------------------------------------------------------------------------------

           (iv)   Potential Material Conflicts of Interest

           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees. In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of May 31, 2008:

           Portfolio Manager Compensation Overview

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

           Discretionary Incentive Compensation
           Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

           BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

           Distribution of Discretionary Incentive Compensation
           Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods.

                     Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager except Mr. Stuebe has received awards under the LTIP.

                     Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

           Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                     Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           (a)(4) Beneficial Ownership of Securities. As of May 31, 2008, Mr. Stuebe did not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           BlackRock MuniYield New Jersey Fund, Inc.

           By:    /s/ Donald C. Burke
                  -------------------------------
                  Donald C. Burke
                  Chief Executive Officer of
                  BlackRock MuniYield New Jersey Fund, Inc.

           Date: July 18, 2008

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By:    /s/ Donald C. Burke
                  -------------------------------
                  Donald C. Burke
                  Chief Executive Officer (principal executive officer) of BlackRock MuniYield New Jersey Fund, Inc.

           Date: July 18, 2008

           By:    /s/ Neal J. Andrews
                  -------------------------------
                  Neal J. Andrews
                  Chief Financial Officer (principal financial officer) of BlackRock MuniYield New Jersey Fund, Inc.

           Date: July 18, 2008